AIG SERIES TRUST

Statement of Additional Information
dated February 28, 2008

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

AIG Series Trust (the “Trust”) is a mutual fund consisting of six funds, three of which are currently offered to shareholders through this Statement of Additional Information:  2010 High Watermark Fund, 2015 High Watermark Fund and 2020 High Watermark Fund (each a “Fund” and, collectively, the “Funds”).  The Funds have identical investment goals and investment strategy, but each has a different Protected Maturity Date.  This Statement of Additional Information (“SAI”) relates only to Class A and Class C shares of each fund.

This SAI is not a Prospectus, but should be read in conjunction with the Fund’s Prospectus dated February 28, 2008 (the “Prospectus”).  The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus.  The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.  You may request a copy of the Annual Report at no charge by calling (800) 858-8850.

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THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003.  The Trust consists of four series, three of which are currently offered to shareholders:  2010 High Watermark Fund, 2015 High Watermark Fund,  2020 High Watermark Fund.  On November 30, 2004, the Board of Trustees of the Trust authorized the offering of Class I shares for all Funds.  Each Fund offers three classes of shares - Class A, Class C and Class I shares.

On September 26, 2005, the Board of Trustees (the “Board”) authorized the establishment of the Long Horizon Fund and Short Horizon Income Fund, which commenced offering on December 27, 2005.  On March 6, 2007, the Board approved the liquidation of the Long Horizon Fund.  On April 19, 2007, the Long Horizon Fund was liquidated.  On October 1, 2007, the Board approved the liquidation of the Short Horizon Income Fund.  On October 22, 2007, the Short Horizon Income Fund was liquidated.

All of the Funds are diversified within the meaning of the 1940 Act.  AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) serves as investment manager for all of the Funds.  As described in the Prospectus, AIG SunAmerica has retained Trajectory Asset Management LLC (“Adviser” or “Trajectory”) to provide advisory services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of each Fund are described in the Prospectus.  Certain types of securities in which each Fund may invest and certain investment practices each Fund may employ, which are described in the Prospectus, are discussed more fully below.  Each Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

Unless otherwise specified, each Fund may invest in the following securities.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Master Agreement. Each Fund undertakes (the “Payment Undertaking”) that on the Protected Maturity Date each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution (“Protected High Watermark Value”).  Thus, after the payment of each dividend or distribution, a new Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions and any extraordinary expenses.  The Payment Undertaking is backed by the Master Agreement between the Trust, on behalf of the Funds and Prudential Global Funding, Inc. (“PGF”), under which PGF will pay to each Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund’s Protected Maturity Date, provided certain conditions are met.

The terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement.  Accordingly, the Master Agreement could limit the Adviser’s ability to alter the allocation of fixed income and equity exposures in response to changing market conditions.  The terms of the Master Agreement could require the Fund to liquidate an equity futures position when it otherwise would not be in the shareholders’ best interests or at a time when the Adviser otherwise would not recommend doing so.

Investments Restrictions under Master Agreement.  To avoid losing the benefits of the Master Agreement, the Fund is subject to conditions of the Master Agreement that require the Adviser to make investment allocation decisions based on mathematical formulae and within certain investment parameters.  This limitation is designed to reduce, but does not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on the Protected Maturity Date.  Accordingly, the Master Agreement could limit the Adviser’s ability to respond to changing market conditions during the Investment Period.  If the Adviser fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Master Agreement, PGF may terminate the Payment Undertaking, exercise its right to instruct the Adviser to immediately allocate the Fund’s assets entirely to fixed income securities or deliver to the Fund’s custodian instructions requiring the custodian to immediately allocate all of the Fund’s assets to fixed income securities.  If PGF were to exercise the right to have all of the Fund’s assets invested in fixed income securities, the Fund’s ability to participate in upward equity market movements could be eliminated.

Risk of Default.  If the closing NAV of a Fund is less than the Fund’s Protected High Watermark Value, a shareholder’s ability to receive the Protected High Watermark Value depends on the financial condition of PGF and Prudential Financial.  The Master Agreement is an obligation that runs solely to the Funds, not to the Funds’ shareholders, and shareholders would not be expected to have any recourse against PGF under the Master Agreement.  The Master Agreement is solely an obligation of PGF and Prudential Financial.  Consequently, an investment in the Fund involves a risk of loss if the Fund’s investment strategy is otherwise unsuccessful and PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, under the Master Agreement.  In this event, the Fund’s Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty.  However, the Board is under no obligation to replace PGF or otherwise find a substitute provider.  In such circumstances, shareholders could receive an amount less than the Protected High Watermark Value.  No entity or person other than Prudential Financial is obligated to make up any shortfall in the event PGF defaults on its obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date.  PGF may also assign its obligations under the Master Agreement to an affiliate, provided that Prudential Financial guarantees the obligations of the affiliate.  PGF may only assign its obligations under the Master Agreement to a non-affiliate if the Board and the Adviser have consented to the assignment.

The availability of the Payment Undertaking on the Protected Maturity Date is conditioned upon the Fund satisfying its obligations under the Master Agreement.  Should the Fund fail to satisfy its obligations under the Master Agreement, PGF may be permitted to terminate the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Protected Maturity Date.  In addition, the availability of the Master Agreement on the Protected

Maturity Date is conditional upon the Adviser and the Fund’s custodian providing certain information to PGF.  If the Adviser or the custodian fails to provide this information, PGF may require the Fund to invest exclusively in fixed income securities, which will eliminate the Fund’s ability to participate meaningfully in upward equity market movements.

Early Fund Termination.  The Board of Trustees of AIG Series Trust may at anytime determine to liquidate a Fund, particularly if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  Because early liquidation in this circumstance would involve returning to shareholders the then-current NAV for their shares rather than the Protected High Watermark Value, the Board would consider the relationship between the two amounts in making its determination.

PGF may determine to liquidate a Fund if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  However, PGF may not liquidate a Fund for this reason without honoring its obligations to protect the High Watermark Value.

Risk of Default of PGF and Prudential Financial.  It is possible that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. The Master Agreement is solely the obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations under the Master Agreement. In this event, the Fund’s Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board may not be able to locate a replacement counterparty and is under no obligation to do so. In these circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person is obligated to make up any shortfall in the event PGF and Prudential Financial default on their obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date. The Master Agreement is an obligation that runs solely to the Funds, not to the Funds’ shareholders, and shareholders would not be expected to have any recourse against PGF or Prudential Financial under the Master Agreement. The audited financial statements of PGF and Prudential Financial are available free of charge upon request by calling the Trust at (800) 858-8850.

U.S. Government Securities.  Each Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance.  Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.  These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government.  All of the foregoing are referred to collectively as “U.S. government securities.”  Securities issued or guaranteed by agencies or instrumentalities are supported by:  (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer.  No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law.  In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Holdings of securities issued by U.S. government-sponsored agencies and instrumentalities must be rated AAA by Standard & Poor’s Rating Service (“S&P”) and Aaa by Moody’s Investors Service (“Moody’s”) at the time of purchase and may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer.  Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations in the event of an Early Closure Condition, as discussed in the Prospectus.  The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s NAVs will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury.  The Funds may invest in zero-coupon securities issued by the U.S. Treasury.  Zero-coupon U.S. government securities are:  (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.  Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond.  Since there are no periodic interest payments to reinvest, there is no reinvestment risk.  The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold.  Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds.  The Funds might also sell securities to maintain liquidity.  In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Initially the Funds will hold a fixed income portfolio consisting primarily of zero-coupon and coupon-bearing government securities maturing within one year of the Funds’ respective Protected Maturity Dates, but no later than 5 days prior to the Funds’ Protected Maturity Dates, and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.  The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

Zero-Coupon Bonds Issued by GNMA, FNMA and FHLMC.  In addition, the Funds may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Association (“FHLMC”), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody’s at the time of purchase.

Coupon Bearing U.S. Government Securities.  Each Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS.  In addition to the U.S. government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.  The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).  Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Money Market Instruments.  The following is a brief description of the types of U.S. dollar denominated money market securities in which the Funds can invest.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix.  They may have fixed, variable or floating interest rates, but a Fund will not invest in any instrument that will mature after its Protected Maturity Date.  The Funds may invest in the following money market instruments:

U.S. Government Securities.  These include obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, described above.

Bank Obligations.  The Fund can buy time deposits, certificates of deposit and bankers’ acceptances.  They must be obligations issued or guaranteed by a domestic bank  (including  a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion.  “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Commercial  Paper.  The Funds can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations.  If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation.  A Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.  This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

Borrowing.  As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  While the Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market.  Borrowing by a Fund will involve special risk considerations.  Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Repurchase Agreements.  Each Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks and securities dealers whose financial condition is monitored by the Adviser.  In these agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price.  The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days.  The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security.  Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest.  However, a Fund may collateralize the amount of the transaction at 100% if the collateral is cash.  The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral.  If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.  A Fund will not invest in repurchase agreements maturing in more than seven days.

When-Issued and Delayed-Delivery Securities.  Each Fund may purchase or sell securities on a “when-issued” or “delayed-delivery” basis.  “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.  While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund.  When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction.  Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price.  A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made.  A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction.  Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous.  If a Fund chooses:  (i) to dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage.  A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date.  In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, a Fund might sell

Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements, each Fund may lend securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities.  In lending its securities, a Fund receives income while retaining the securities’ potential for capital appreciation.  The advantage of these loans is that a Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of securities will only be made to firms deemed by the Adviser to be creditworthy.  On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund.  Each Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Interfund Borrowing and Lending Program.  The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by AIG SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Special Risk Factors.  In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest.  A Fund’s investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

Futures Contracts.  The Funds may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME).  The Funds use S&P 500 Index futures contracts to generate equity market exposures.  By buying and rolling these contracts and holding them together with high grade fixed income securities, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.  By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.  The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Funds can amplify a gain, it can also amplify a loss.  This loss can be substantially more money than the initial margin posted by the Funds pursuant to the contracts.  In addition, although the Funds intend to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures contract , a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”).  The initial margin payment will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however, the futures broker can gain access to that account only under specified conditions.  As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Position limits also apply to futures.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.  Due to requirements under the 1940 Act, when a Fund purchases a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association on behalf of each Fund, each Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and is not subject to registration or regulation as such under the CEA.  Pursuant to the same rule adopted by the CFTC, there are no limitations on the amount of futures trading in which each Fund can engage.

Put and Call Options on Securities Indices.  Each Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange (“CBOE”) and the CME, as well as put and call options on S&P 500 Index futures listed on the CBOE and the CME.  Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities.  When a Fund buys a call on a securities index, it pays a premium.  During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call.  That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference.  When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put.  That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.  If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract.  For example, where a decrease in the value of the Fund’s portfolio is anticipated as a result of a projected market-wide decline, a Fund could, in lieu of selling a futures contract, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option.  If the market decline does not occur, the Fund will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on futures, rather than purchasing the underlying futures contract.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.  However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Other Derivatives Strategies.  In the future, each Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with a Fund’s investment objective and legally permissible.

Short Sales.  Each Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME.  A short sale is the sale of an investment that a Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund.  In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor.  The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender.  The price at such time may be more or less than the price at which the investment was sold by the Fund.  Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  To borrow the investment, the Fund also may be required to pay a premium, which would increase the cost of the investment sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed investment, the Fund will either (A) segregate and maintain daily, cash or liquid investments, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the investment sold short and, or (B) hold an offsetting long position in the same security equal to the amount of the investment sold short.  A Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. A Fund will realize a gain if the investment declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in an investment.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.  In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

A Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.  Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, no Fund may:

1.                                       issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                       concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                       buy or sell commodities or commodity contracts (except financial futures and Options on financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

4.                                       act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

5.                                       purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

6.                                       make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the  Board without a shareholder vote.  Each Fund may not:

1.                                       purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

2.                                       make investments for the purpose of exercising control or management;

3.                                       invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States.  Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

4.                                     invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.”  Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
Jeffery S. Burum DOB: February 27, 1963	Trustee	2004 to Present	Founder and CEO of Southern California Development Corp./National Housing Development Corp. (1992 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to Present); Owner and Managing Member of	39	None

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
			Diversified Pacific Development Group, LLC (1998 to Present).
Dr. Judith L. Craven DOB: October 6, 1945	Trustee	2004 to Present	Retired	87	Director, Belo Corp. (1992 to Present); Director, Sysco Corporation (1996 to Present).
William F. Devin DOB: December 30, 1938	Trustee	2004 to Present	Retired	88	Member of the Board of Governors, Boston Exchange (1985 to Present).
Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	2004 to Present	Attorney, solo practitioner	49	Director, North European Oil Royalty Trust.
Stephen J. Gutman DOB: May 10, 1943	Trustee	2004 to Present	Senior Associate, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing and other activities) (1988 to Present).	49	None
William J. Shea DOB: February 9, 1948	Trustee	2004 to Present	Managing Partner, DLB Capital LLC (Private Equity) (2006 to Present); President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001).	51	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2005 to Present); Director, Boston Private Financial Holdings (2004 to Present).

INTERESTED TRUSTEE

Peter A. Harbeck(4) DOB: January 23, 1954	Trustee	2004 to Present	President, CEO and Director, AIG SunAmerica (1995 to Present); Director,	96	None

AIG SACS (1993 to Present); President and CEO, AIG Advisor Group, Inc. (2004 to Present).

OFFICERS

John T. Genoy* DOB: November 8, 1968	President	December 2007 to Present	Chief Financial Officer, AIG SunAmerica (2002 to Present); Senior Vice President AIG SunAmerica (2003 to Present); Chief Operating Officer (2006 to Present).	N/A	N/A
Donna M. Handel DOB: June 25, 1966	Treasurer	2004 to Present	Senior Vice President, AIG SunAmerica (2004 to Present); Vice President, AIG SunAmerica (1997 to 2004).	N/A	N/A
James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, AIG SACS (2006 to Present); Senior Vice President, AIG SACS (2002 to 2006); Vice President, AIG SunAmerica (1995 to 2002).	N/A	N/A
Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present

Senior Vice President and General Counsel, AIG SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management (2002 to 2004): Counsel, Credit Suisse Asset Management (2000 to 2002).

				N/A	N/A
Cynthia Gibbons DOB: December 6, 1967	Vice President and Chief Compliance	2004 to Present	Vice President, AIG SunAmerica (2002 to Present); Securities Compliance Manager,	N/A	N/A

* On December 10, 2007, John T. Genoy was elected President and Chief Executive Officer of the Trust.

	Officer		American General Investment Management (2000 to 2002).
Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2004 to Present	Vice President, AIG SunAmerica (2001 to Present); Vice President, American General Investment Management (1999 to 2001).	N/A	N/A
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2004 to Present

Vice President and Deputy General Counsel, AIG SunAmerica (2001 to Present); Vice President and Secretary, VALIC Co. I and VALIC Co. II (2000 to Present); Associate General Counsel, American General Investment Management (1997 to 2001).

				N/A	N/A
Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present

CCO, AIG SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).

				N/A	N/A

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed on page 20.

(2)

The “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliate of the AIG SunAmerica. The “fund complex” includes the Trust (3 funds), the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (“SAIF”) (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), SunAmerica Focused Series, Inc. (“Focused”) (18 portfolios), Anchor Series Trust (“AST”) (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), VALIC Co. I (32 portfolios) and VALIC Co. II (15 portfolios), SunAmerica Series Trust (35 portfolios), Season Series Trust (24 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 portfolios).

(3)

Directorships of Companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SACS.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by AIG SunAmerica and distributed by AIG SACS and other affiliates of AIG SunAmerica.

The Board of Trustees has established four committees:  Audit Committee, Nominating and Compensation Committee, Ethics Committee and Governance Committee.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees.  The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for AIG SunAmerica and certain control persons of AIG SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Mr. Eisenstat, Dr. Craven, Mr. Devin, Mr. Burum, Mr. Gutman and Mr. Shea, who serves as the Chairman.  Each member of the Audit Committee receives $2,500 per meeting for serving on the Audit Committee of the SAMF*, AST and SASFR.  Mr. Shea receives a $5000 retainer for serving as the Chairman of the Audit Committee for the SAMF, SASFR and AST.  The Audit Committee met four times during the fiscal year ending October 31, 2007.

In addition, two Disinterested Trustees also serve on the Nominating and Compensation Committee (“Nominating Committee”).  The Nominating Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings.  The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees.  The members of the Nominating Committee are William F. Devin and Stephen J. Gutman, who serves as the Chairman.  Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee.  Each member of the Nominating Committee receives $500 per meeting ($250per telephonic meeting).  The Chairman receives $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Nominating Committee.  There were three meetings of the Nominating Committee during the fiscal year ending October 31, 2007.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation.  The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate.  The members of the Ethics Committee are Jeffrey S. Burum and Dr. Judith Craven, who serves as the Chairman.  Each member of the Ethics Committee receives a total of $1,000 in annual compensation for serving on the Ethics Committee.  Each

* The AIG SunAmerica Mutual Funds (“SAMF”) consist of the Trust, SAEF, SAIF, Focused, and SAMMF.

member of the Ethics Committee receives $500 per meeting ($250 per telephonic meetings).  The Chairman receives $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Ethics Committee.  The Ethics Committee met one time during the fiscal year ending October 31, 2007.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board.  Members of the Governance Committee receive $1,000 in annual compensation for serving on the Governance Committee.  The members of the Governance Committee are Jeffrey S. Burum, Stephen J. Gutman and William F. Devin, who serves as Chairman.  Each member of the Governance Committee receives $500 per meeting ($250 per telephonic meetings).  The Chairman receives $600 per scheduled meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Governance Committee.  The Governance Committee has met one time during the fiscal year ending on October 31, 2007.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2007.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†(2)
Jeffery S. Burum	2010 High Watermark Fund: Over $100,000	Over $100,000
Dr. Judith K. Craven	None	None
William F. Devin	None	Over $100,000
Samuel M. Eisenstat	None	$10,001-$50,000
Stephen J. Gutman	None	$1-$10,000
William J. Shea	None	None

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Peter A. Harbeck	None	Over $100,000

*	Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

†

Includes the SunAmerica Mutual Funds (37 funds), FGF (1 Fund); FGI (1 Fund) Anchor Series Trust (9 Funds) and SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), SAST (35 Funds) and Seasons (24 Funds).

The Trust pays each Disinterested Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from the Trust a pro rata portion (based upon the Trust’s net assets) of the $49,500 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($74,250 in annual compensation for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as Trustee to AST ($30,000 in annual compensation for the Chairman of the Board).   Each Disinterested Trustee receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund for serving as a Trustee to  FGF and FGI.  Also, each Disinterested Trustee of SASFR receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board).  Each Disinterested Trustee of SAMF receives an additional $5,000 per quarterly meeting attended ($7,500 for the Chairman).  Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.

The Trustees have adopted the AIG SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended December 9, 2006, for the Disinterested Trustees.  The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting AIG SunAmerica mutual funds (the “Adopting Funds”)* or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”).  Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs.  In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account.  The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.  An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2007.  Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

* The SAMF, AST and SASFR have adopted the Retirement Plan.

COMPENSATION TABLE

TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES *	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT**	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS/ TRUSTEES*
Judith L. Craven ***	$3,774	$139,591	$201,722	$216,968
William F. Devin ***	$3,885	$150,707	$166,172	$248,961
Samuel M. Eisenstat	$5,167	$53,691	$167,247	$195,050
Stephen J. Gutman	$3,684	$52,325	$204,702	$138,567
Jeffrey S. Burum ***	$3,860	$0	$238,608	$106,833
William J. Shea	$3,758	$0	$135,331	$140,867

*      Information is as of October 31, 2007 for the investment companies in the complex that pay fees to these Trustees. The complex consists of the SAMF, FGF, FGI, SAFS, AST, SASFR, VC I and VC II.

**   Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VC I and VC II Retirement Plans.

*** Mr. Devin and Dr. Craven were elected to the Board effective as of November 16 2001. Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST.

As of the date of this SAI, the Trustees and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series’ total outstanding shares.

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of January 31, 2008:

Fund Name and Class	Holder and Address	Percentage Owned of Record
2010 High Watermark Fund Class A	Merrill, Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484 for the sole benefit of its customers	Owner of Record 6.30%
2010 High Watermark Fund Class C	Merrill, Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484 for the sole benefit of its customers	Owner of Record 12.49%

2015 High Watermark Fund Class C	Merrill, Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484 for the sole benefit of its customers	Owner of Record 11.20%
2020 High Watermark Class C	Merrill, Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484 for the sole benefit of its customers	Owner of Record 7.11%

MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
DISTRIBUTOR AND SERVICING AGENT

AIG SunAmerica Asset Management Corp.

AIG SunAmerica, which was organized as a Delaware corporation in 1982, is located at  Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated June 3, 2004 (the “Advisory Agreement”) with the Trust, on behalf of each Fund.  The Advisory Agreement was most recently approved by the Board of Trustees on August 27, 2007 to continue in effect until August 31, 2008.  AIG SunAmerica is an indirect wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2007, AIG SunAmerica managed, advised and/or administered assets in excess of $55.6 billion.

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.  AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Under the Advisory Agreement, AIG SunAmerica provides various administrative services and supervises the business affairs of each Fund, subject to general review by the Trustees.  AIG SunAmerica has delegated portfolio management to the Adviser.

AIG SunAmerica has retained the Adviser to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004, as amended (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustees on August 27, 2007 to continue in effect until August 31, 2008.  Retention of the Adviser in no way reduces the responsibilities or obligations of AIG SunAmerica under the Advisory Agreement and AIG SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of AIG SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or cause to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, each Fund will pay AIG SunAmerica a management fee at the annual fee of 0.65% of average daily net assets.  If a Fund’s portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period.

Advisory Fees

The following table sets forth the total advisory fees incurred by each Fund pursuant to the Advisory Agreement for the fiscal years ended October 31, 2007, 2006 and 2005.

FUND	2007	2006	2005
2010 High Watermark Fund	$1,707,601	$1,955,618	$1,498,411
2015 High Watermark Fund	$1,095,800	$898,229	$397,937
2020 High Watermark Fund	$425,641	$327,850	$140,347

* Without giving effect to fee waivers.

Pursuant to an Expense Limitation Agreement, AIG SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

	Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund Name	Class A	Class C
2010 High Watermark Fund	1.65%	2.30%
2015 High Watermark Fund	1.65%	2.30%
2020 High Watermark Fund	1.65%	2.30%

These expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board of Trustees, including a majority of the trustees who are deemed to be “interested persons” of the Trust, as defined under section 2(a)(19) of the 1940 Act (“Independent Trustees”).

AIG SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.  These waivers may be discontinued without notice to shareholders.  Further, any waivers or reimbursements made by AIG SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing expense limitations.  The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements.  At such time as it appears probable that a Fund is able to effect such reimbursement and that AIG SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The following table sets forth the expense reimbursements made to the Funds by AIG SunAmerica for the fiscal years ended October 31, 2007, 2006 and 2005.

Expense Reimbursements

2007

Fund	Class A	Class C
2010 High Watermark Fund	$48,335	$50,295
2015 High Watermark Fund	$86,869	$39,004
2020 High Watermark Fund	$69,596	$29,725

2006

Fund	Class A	Class C
2010 High Watermark Fund	$96,981	$97,226
2015 High Watermark Fund	$56,033	$34,147
2020 High Watermark Fund	$56,394	$27,367

2005

Fund	Class A	Class C
2010 High Watermark Fund	$31,645	$25,984
2015 High Watermark Fund	$47,119	$27,646
2020 High Watermark Fund	$59,192	$28,365

Adviser

The Funds are subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Funds.  The Adviser was retained by AIG SunAmerica to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004 (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustee for an additional term of one-year on August 27, 2007.

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser to the Funds, the Adviser shall receive forty-three percent (43%) of the net management fee. The term “net management fee” means the gross management fee less any fund waivers and/or reimbursement made by AIG SunAmerica. The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level.  Effective as of September 1, 2006 until October 31, 2007, AIG SunAmerica agrees to pay the Adviser a minimum annual fee (the “Minimum Fee”) equal to the percentage of each Fund’s average daily net assets accrued daily and payable monthly as set forth below.

FUND	MINIMUM FEE
2010 High Watermark Fund	0.26%
2015 High Watermark Fund	0.25%
2020 High Watermark Fund	0.20%

The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of AIG SunAmerica and the Adviser, and subject to approval by the Board of Trustees, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.  The continuation of the Minimum Fee was most recently approved at the August 27, 2007 board meeting to continue in effect until October 31, 2008.

Subadvisory Fees

The following table sets forth the total subadvisory fees incurred by each Fund pursuant to the Subadvisory Agreement for the fiscal years ended October 31, 2007, 2006 and 2005.*

	SUBADVISORY FEES
FUND	2007	2006	2005
2010 High Watermark Fund	$687,956	$714,284	$583,419
2015 High Watermark Fund	$421,462	$266,569	$121,379
2020 High Watermark Fund	$130,967	$85,328	$32,288

*

Prior to September 1, 2006, the Subadvisory Agreement provided that for a period not to exceed two years from inception of the Trust, if the cumulative monthly subadvisory fees were less than .15% of the Trust’s assets, the Subadviser would receive a monthly draw of .15% on composite net assets within the Trust.

INFORMATION REGARDING THE PORTFOLIO MANAGERS

Information about Trajectory Asset Management LLC’s Portfolio Managers

The Adviser’s team of portfolio managers led by Juan M. Ocampo are primarily responsible for the daily management of the Funds’ portfolios.  The other members of the Adviser’s team are Kim H. Erle and Marita Ben Ari.   Two of the Funds’ portfolio managers, Juan Ocampo and Kim Erle, are the sole indirect members of the Adviser (the “Members”). The Members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser’s overall profitability.

Marita Ben Ari’s compensation consists of a fixed salary and discretionary bonus and retirement plan contributions. The bonus and retirement plan contributions she may receive are not directly tied to the Funds’ performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2007: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”).   For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Portfolio	Number of Other Accounts Managed and Total Assets by Account			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Manager	RIC	OPI	OA	RIC	OPI	OA
Juan Ocampo	None	4 Accounts 23,500,000	1 Account 200,100,000	None	None	None
Kim Erle	None	4 Accounts 23,500,000	1 Account 200,100,000	None	None	None
Marita Ben Ari	None	4 Accounts 23,500,000	1 Account 200,100,000	None	None	None

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Managed by AIG SunAmerica
Juan Ocampo	2010 High Watermark Fund $10,001 – $50,000 2015 High Watermark Fund $50,001 - $100,000 2020 High Watermark Fund $10,001 - $50,000	$100,001 - $500,000
Marita Ben Ari	None	None
Kim Erle	2020 High Watermark Fund $10,001 - $50,000	$10,001 - $50,000

(1)           Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts.  The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.  Notwithstanding, transactions, holdings and performance, among others, may vary among a Fund and such Other Client Accounts.

•                  Trade Allocations.  Conflicts may arise between a Fund and Other Client Accounts in the allocation of trades among a Fund and the Other Client Accounts, as the case may be.  For example, the Adviser and/or portfolio managers may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or portfolio managers may take “short” positions in Other Client Accounts with respect to securities held “long” within a Fund, or vice-versa, which may adversely affect the value of securities held by the Fund.  Such ownership or different interests may cause a conflict of interest.  The Funds and the Adviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients).  Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•                  Allocation of Portfolio Managers’ Time.  The portfolio managers’ management of the Funds and Other Client Accounts may result in the portfolio managers devoting a disproportionate amount of time and attention to the management of certain Funds and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees.  Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.  Although the Adviser does not track the time the portfolio managers spends on the Fund or a single Other Client Account, the Adviser does periodically assess whether the portfolio managers have adequate time and resources to effectively manage all of such portfolio managers’ accounts. In certain instances, portfolio managers may be employed by two or more employers.  Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•                  Personal Trading by Portfolio Managers.  The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While generally, AIG SunAmerica’s and the Adviser’s Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest,  there is no assurance that AIG SunAmerica’s or the Adviser’s Codes of Ethics will eliminate such conflicts.

Personal Securities Trading

The Trust, AIG SunAmerica and the Distributor have adopted a written Code of Ethics (the “AIG SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds.  AIG SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the AIG SunAmerica Code by Access Persons of the Trust or AIG SunAmerica during the quarter.  The AIG SunAmerica Code has been filed as an exhibit to the Funds’ previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the AIG SunAmerica Code.  Further, Adviser reports to AIG SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, AIG SunAmerica reports to the Board of Trustees as to whether there were any violations of the AIG SunAmerica Code by Access Persons (as defined in the AIG SunAmerica Code) of the Trust or AIG SunAmerica.

The Distributor

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with AIG SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG SunAmerica Inc., to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers.  The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.  The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds.  In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor.  In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.  Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule l2b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors.  As indicated in the Class A and Class C Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Funds have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

The Class A Plan provides for a distribution fee from each Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares.  Under the Class C Plan, the Distributor may receive payments from each Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares. The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above.  The Distribution Plans also provide that each class of shares of each Fund may pay the Distributor an account maintenance and service fee for payments to broker-dealers for providing continuing account maintenance.  This account maintenance fee is up to 0. 25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Funds based on a percentage of average daily net assets:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees.  A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund without approval of the shareholders of the affected class of shares of the Fund.  In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above.  A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund.

So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.  In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds for the fiscal years ended October 31, 2007, 2006 and 2005.

Distribution and Account Maintenance Fees

	2007		2006		2005
FUND	Class A	Class C	Class A	Class C	Class A	Class C
2010 High Watermark Fund	$400,148	$1,205,660	$466,334	$1,414,723	$377,979	$1,132,750
2015 High Watermark Fund	$323,319	$496,094	$264,472	$408,930	$123,719	$197,244
2020 High Watermark Fund	$133,388	$157,056	$103,234	$122,890	$48,442	$56,793

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which AIG SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) an affiliate of AIG SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Funds.  Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services.  SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.

Pursuant to the Service Agreement AIG, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees.  From this fee, AIG SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Trust’s policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.                                       Advisers.  The Adviser is continuously provided with the entire portfolio holdings for each Fund that it advises on a daily basis.

2.                                       Ernst & Young LLP (“E&Y”).  E&Y is provided with entire portfolio holdings information during periods in which it performs its audits of the Funds’ financial statements.  E&Y does not disclose to third parties information regarding the Funds’ holdings.

3.                                       State Street.  State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund.  State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Fund.

4.                                       Lipper, Inc. (“Lipper”).  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.                                       Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Funds are available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.                                       S&P.  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end.  S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group.  S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above.  This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.                                       Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                                       Thompson Financial.  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end.  This information is made available to subscribers of Thompson Financial’s various databases within a couple days of its receipt.

9.                                       Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

10.                                 Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

11.                                 Plexus Group (“Plexus”) and Elkins/McSherry.  State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the Fund and neither Plexus nor Elkins/McSherry discloses publicly the information they receive or the reports they prepare.  AIG SunAmerica’s contract with Plexus includes a confidentiality clause

12.                                 Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by AIG SunAmerica.  Diligent also hosts the Board’s online meeting materials.

13.                                 Marketing Firms.  Our Marketing Group provides portfolio holding information to the following marketing firms, PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information.  Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.                                 Prudential Global Funding, Inc. (“PGF”) – (AIG Series Trust Only).  Fund Accounting provides PGF, a subsidiary of Prudential Financial, Inc., with entire portfolio holdings of the Funds on a daily basis.

15.                                 The Vanguard Group, Inc. (“Vanguard”).  Vanguard is the administrator of AIG SunAmerica’s 401K Plan.  The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds.  The information is used for Fund Fact Sheets distributed to participants of the Plan.  Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of AIG SunAmerica.  AIG SunAmerica’s agreement with Vanguard includes confidentiality disclosure.

16.                                 Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Funds and is not publicly disclosed.  AIG SunAmerica’s contract with ISS includes confidentiality disclosure.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of AIG SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Adviser may, however, select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust.  No specific value can be determined for research services furnished without cost to the Adviser by a broker.  The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis.  Therefore, it may tend to benefit a Fund by improving the quality of the Adviser’s investment advice.  The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser.  The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Funds paid the following brokerage commissions amounts.

2007 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2010 High Watermark	$39,259	$—	0%	0%
2015 High Watermark	$40,716	$—	0%	0%
2020 High Watermark	$3,913	$—	0%	0%

2006 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2010 High Watermark	$57,055	$—	0%	0%
2015 High Watermark	$28,499	$—	0%	0%
2020 High Watermark	$967	$—	0%	0%

2005 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2010 High Watermark	$34,084	$—	0%	0%
2015 High Watermark	$9,335	$—	0%	0%
2020 High Watermark	$—	$—	0%	0%

The following table sets forth each Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2007.

Fund	Broker Dealer	Amount ($)	Debt/Equity
		(000’s)
2010 High Watermark Fund	State Street Bank & Trust Co.	$141	Debt

2015 High Watermark Fund	State Street Bank & Trust Co.	$133	Debt

2020 High Watermark Fund	State Street Bank & Trust Co.	$119	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

CALCULATION OF SALES CHARGES (Classes A and C only)

Class A. Sales Charges are as follows:

	Sales Charge		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	1.00%

Investments of $1 million or more:  Class A shares are available with no front-end sales charge.  However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class C shares are available with no front-end sales charge.  There is also a CDSC of 1 % on shares you sell within 12 months after you buy them.

Contingent Deferred Sales Charges (“CDSCs”)

Determination of CDSC:  Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.  There is no CDSC on shares you purchase through reinvestment of dividends.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.  If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

Class C shares (other than of the 2010 High Watermark Fund) automatically convert to Class A shares of the same Fund approximately eight years after purchase.

The following table sets forth the front-end sales concessions with respect to Class A shares of each Fund, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class C shares of each Fund, received by the Distributor for the fiscal years ended October 31, 2007, 2006 and 2005.

2007

Fund	Front-End Sales Concessions Class A Shares	Amount Class A Reallowed to Affiliated Broker-Dealers	Amount Class A Reallowed to Non-Affiliated Broker-Dealers	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class C Shares
2010 High Watermark Fund	$275,662	$79,962	$154,643	$—	$11,695
2015 High Watermark Fund	$679,410	$148,148	$425,103	$913	$9,235
2020 High Watermark Fund	$237,909	$79,120	$124,631	$5	$6,429

2006

Fund	Front-End Sales Concessions Class A Shares	Amount Class A Reallowed to Affiliated Broker-Dealers	Amount Class A Reallowed to Non-Affiliated Broker-Dealers	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class C Shares
2010 High Watermark Fund	$941,407	$365,517	$456,000	$7,152	$35,531
2015 High Watermark Fund	$1,105,938	$299,231	$636,280	$2,268	$16,187
2020 High Watermark Fund	$481,215	$178,974	$228,319	$44	$1,529

2005

Fund	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker-Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker-Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class C Shares
2010 High Watermark Fund	$3,340,543	$1,000,002	$1,830,763	$5,267	$40,198
2015 High Watermark Fund	$1,709,788	$649,652	$795,929	—	$4,232
2020 High Watermark Fund	$703,279	$310,945	$283,333	—	$7,596

Waiver of CDSCs.  As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances.  The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death.  CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended. To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions.  CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan.  CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.  All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds.  A personal check for an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.  In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri  64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check.  Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States.  Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received.  There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business.  In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                                       You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to AIG, SAFS at: (201) 324-6496.

2.                                       Call AIG SAFS’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.                                       Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges With Respect To Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing.  In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor:  (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value.  Shares purchased under this waiver may not be resold except to the Fund.  Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses.  Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account.  Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.  To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount.  If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by AIG SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation.  Such notification must be in writing by the dealer or shareholder when such an order is placed by mail.  The reduced sales charge will not be granted if:  (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds or of other Funds advised by the Adviser which imposes a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more.  Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount.  The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal.  In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference.  If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.  At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal.  In that event, shares of the applicable Funds purchased after the date that the original Letter of Intent went into effect and during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge.  The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal.  Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group.  The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application.  After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent.  Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares.  The minimum investment requirements described above apply to purchases by any group member.  Class C shares are not included in calculating the purchased amount of a Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary.  For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations.  The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor.  The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other SunAmerica Mutual Fund distributed by the Distributor that offer such class, at the respective net asset value per share, except SunAmerica Senior Floating Rate Fund, Inc. (where shareholders may only exchange Class A shares and Class C shares).

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund.  Under this program, another fund’s shares can be exchanged for shares of a High Watermark Fund, but shares of a High Watermark Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

An investor who exchanges out of one Fund and into another Fund does not “import” the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Fund’s High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund’s Protected High Watermark Value if the shares are held to the second Fund’s Protected Maturity Date.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

Class C shares of the Funds (other than the 2010 High Watermark Fund) automatically convert to Class A shares of the same Fund approximately eight years after purchase.  If you exchange a High Watermark Fund’s Class C shares directly for Class C shares of another High Watermark Fund, the Class C conversion schedule applicable at the time you originally purchased your shares will continue to apply and you will be credited with the time you held the first Fund’s shares.  However, if you exchange High Watermark Fund Class C shares for Class C shares of one or more different funds distributed by the Distributor, you will be subject to that new fund’s Class C conversion feature, if any, and will not be credited with the time you held the High Watermark Fund shares.

A shareholder who acquires Class C shares through an exchange from another of SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C shares to Class A.

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order:  (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of AIG SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time).  Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.  Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.  The value of any shares of open-end funds held by a Fund will be calculated using the NAV of such fund.  The Prospectus for any such open-end fund should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade.  Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.  Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available, or whose value may have been significantly impacted by a development/significant event, are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees.

The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the

Fund’s operations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income are paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes

Each Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from qualified publicly traded partnerships (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, each Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year.  Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by each Fund from its ordinary income and distributions of each Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that a Fund designates as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum long-term capital gains rate for individuals is generally 15% at present (and is scheduled to increase to 20% after 2010).  The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income (currently at a maximum rate of 35%).  If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for

Special rules currently apply to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax exempt corporations.  Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or  distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investments conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributes as “excess inclusion income.”  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As discussed above, a portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum U.S. Federal tax rate of 15%.  A distribution is treated as qualified dividend income to the extent that the Fund receives divided income from taxable domestic corporations provided that holding period and other requirements are met.  To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The timing and character of payments made pursuant to the Master Agreement is not free from doubt.  In addition, interpretative guidance and/or changes in law could affect the timing and character of payments made pursuant to the Master Agreement.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15% if such shares were held for more than one year).  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge.  In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell.  Such options and contracts are classified as Section 1256 contracts under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of each Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive.  As a result of entering into swap contracts, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

A Fund may be required to backup withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States Federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001.  The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Educational Savings Accounts were introduced by the Taxpayer Relief Act of 1997.  Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.  Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Four series of shares of the Trust have been authorized pursuant to the Declaration of Trust, three of which are currently offered to shareholders:  2010 High Watermark Fund, 2015 High Watermark Fund, and 2020 High Watermark Fund.  Each Fund has three classes designated as Class A, Class C and Class I shares.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Funds are identical in all respects, except that:  (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) except for the 2010 High Watermark Fund, Class C shares convert automatically to Class A shares on the first business day of the month approximately eight years after the purchase of such Class C shares, (v) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SAMFs, not including SASFR (where exchanges are only permitted for Class A shares).  All shares of a Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable.  Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust.  In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Fund, based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2007.

	2010 High Watermark Fund
Net Assets	$102,735,695	$108,832,800
Number of Shares Outstanding	9,633,898	10,262,886
Net Asset Value Per Share (net assets divided by number of shares)	10.66	10.60
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.65	—
Offering Price	$11.31	$10.60

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                  Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

	2015 High Watermark Fund
	Class A	Class C†
Net Assets	$100,198,622	$53,232,402
Number of Shares Outstanding	8,559,335	4,579,263
Net Asset Value Per Share (net assets divided by number of shares)	$11.71	$11.62
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.71	—
Offering Price	$12.42	$11.62

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                  Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	2020 High Watermark Fund
	Class A	Class C†
Net Assets	$41,678,904	$15,411,356
Number of Shares Outstanding	3,476,075	1,294,967
Net Asset Value Per Share (net assets divided by number of shares)	$11.99	$11.90
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.73	—
Offering Price	$12.72	$11.90

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                  Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP, served as the Funds’ independent registered public accounting firm and in that capacity examined the annual financial statements of the Trust for the financial statement periods set forth in the “Financial Highlights” tables in the Prospectus.

Legal Counsel

The firm of Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Funds’ audited financial statements are incorporated in this SAI by reference to its 2007 Annual Report to Shareholders.  You may request a copy by calling (800) 858-8850.

APPENDIX

BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Applicable Moody’s Corporate Bond Ratings

Aaa

Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Note:  Moody’s may apply numerical modifiers 1, 2 and 3 to issues rated Aa to denote relative strength within such classification.  The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa rating category.

Description of Applicable Moody’s Note Ratings

MIG 1

Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2	Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Applicable Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months.  Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.  Moody’s makes no representation that such obligations are exempt from registration under the Securities

A-1

Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.  P-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries
•	High rates of return on funds employed
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities.  In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.  Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.  You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent Trust and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Applicable S&P’s Rating Services, a Division of The McGraw-Hill Companies, Inc.  (“S&P”) Bond Ratings

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  S&P does not perform an audit in connection with any rating

A-2

and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations:  (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

Plus (+) or minus (-): The rating of “AA” may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings:

P

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L

The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate issues.  The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

A-3

Applicable Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated “AAA” or “AA” (commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment.  In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Applicable S&P Note Ratings

SP-1	The designation “SP-1” indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics.

SP-2	An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Description of Applicable S&P Commercial Paper Ratings.

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days.

A

Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1

This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security.  The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-4

AIG SERIES TRUST

2010 HIGH WATERMARK FUND

2015 HIGH WATERMARK FUND

2020 HIGH WATERMARK FUND

(CLASS I SHARES)

Statement of Additional Information
dated February 28, 2008

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

AIG Series Trust (the “Trust”) is a mutual fund consisting of six funds, three of which are currently offered to shareholders through this Statement of Additional Information:  2010 High Watermark Fund, 2015 High Watermark Fund and 2020 High Watermark Fund (each a “Fund” and, collectively, the “Funds”).  The Funds have identical investment goals and investment strategy, but each has a different Protected Maturity Date.  This Statement of Additional Information relates only to Class I shares of each Fund.

This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Trust’s Prospectus dated February 28, 2008 (“Prospectus”).  The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus.  The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus, and this SAI is incorporated by reference into the Prospectus.  You may request a copy of the Annual Report at no charge by calling (800) 858-8850.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

i

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003.  The Trust consists of four series, three of which are currently offered to shareholders:  2010 High Watermark Fund, 2015 High Watermark Fund, 2020 High Watermark Fund.  Each Fund offers three classes of shares - Class A, Class C and Class I shares.

On November 30, 2004, the Board of Trustees (the “Board”) of the Trust authorized the offering of Class I shares for all Funds.  On September 26, 2005, the Board authorized the establishment of the Long Horizon Fund and Short Horizon Income Fund, Class A and Class C shares of which commenced offering on December 27, 2005.  On March 6, 2007, the Board approved the liquidation of the Long Horizon Fund.  On April 19, 2007, the Long Horizon Fund was liquidated.  On October 1, 2007, the Board approved the liquidation of the Short Horizon Income Fund.  On October 22, 2007, the Short Horizon Income Fund was liquidated.

All of the Funds are diversified within the meaning of the 1940 Act.  AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) serves as investment manager for all of the Funds.  As described in the Prospectus, AIG SunAmerica has retained Trajectory Asset Management LLC (“Adviser” or “Trajectory”) to provide advisory services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of each Fund are described in the Prospectus.  Certain types of securities in which each Fund may invest and certain investment practices each Fund may employ, which are described in the Prospectus, are discussed more fully below.  Each Fund’s goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

Unless otherwise specified, each Fund may invest in the following securities.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Master Agreement. Each Fund undertakes (the “Payment Undertaking”) that on the Protected Maturity Date each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution (“Protected High Watermark Value”).  Thus, after the payment of each dividend or distribution, a new Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions and any extraordinary expenses.  The Payment Undertaking is backed by the Master Agreement between the Trust, on behalf of the Funds and Prudential Global Funding, Inc. (“PGF”), under which PGF will pay to each Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund’s Protected Maturity Date, provided certain conditions are met.

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The terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement.  Accordingly, the Master Agreement could limit the Adviser’s ability to alter the allocation of fixed income and equity exposures in response to changing market conditions.  The terms of the Master Agreement could require the Fund to liquidate an equity futures position when it otherwise would not be in the shareholders’ best interests or at a time when the Adviser otherwise would not recommend doing so.

Investments Restrictions under Master Agreement.  To avoid losing the benefits of the Master Agreement, the Fund is subject to conditions of the Master Agreement that require the Adviser to make investment allocation decisions based on mathematical formulae and within certain investment parameters.  This limitation is designed to reduce, but does not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on the Protected Maturity Date.  Accordingly, the Master Agreement could limit the Adviser’s ability to respond to changing market conditions during the Investment Period.  If the Adviser fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Master Agreement, PGF may terminate the Payment Undertaking, exercise its right to instruct the Adviser to immediately allocate the Fund’s assets entirely to fixed income securities or deliver to the Fund’s custodian instructions requiring the custodian to immediately allocate all of the Fund’s assets to fixed income securities.  If PGF were to exercise the right to have all of the Fund’s assets invested in fixed income securities, the Fund’s ability to participate in upward equity market movements could be eliminated.

Risk of Default.  If the closing NAV of a Fund is less than the Fund’s Protected High Watermark Value, a shareholder’s ability to receive the Protected High Watermark Value depends on the financial condition of PGF and Prudential Financial.  The Master Agreement is an obligation that runs solely to the Funds, not to the Funds’ shareholders, and shareholders would not be expected to have any recourse against PGF under the Master Agreement.  The Master Agreement is solely an obligation of PGF and Prudential Financial.  Consequently, an investment in the Fund involves a risk of loss if the Fund’s investment strategy is otherwise unsuccessful and PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, under the Master Agreement.  In this event, the Fund’s Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty.  However, the Board is under no obligation to replace PGF or otherwise find a substitute provider.  In such circumstances, shareholders could receive an amount less than the Protected High Watermark Value.  No entity or person other than Prudential Financial is obligated to make up any shortfall in the event PGF defaults on its obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date.  PGF may also assign its obligations under the Master Agreement to an affiliate, provided that Prudential Financial guarantees the obligations of the affiliate.  PGF may only assign its obligations under the Master Agreement to a non-affiliate if the Board and the Adviser have consented to the assignment.

The availability of the Payment Undertaking on the Protected Maturity Date is conditioned upon the Fund satisfying its obligations under the Master Agreement.  Should the Fund fail to satisfy its obligations under the Master Agreement, PGF may be permitted to terminate the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall

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exists on the Protected Maturity Date.  In addition, the availability of the Master Agreement on the Protected Maturity Date is conditional upon the Adviser and the Fund’s custodian providing certain information to PGF.  If the Adviser or the custodian fails to provide this information, PGF may require the Fund to invest exclusively in fixed income securities, which will eliminate the Fund’s ability to participate meaningfully in upward equity market movements.

Early Fund Termination.  The Board of Trustees of AIG Series Trust may at anytime determine to liquidate a Fund, particularly if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  Because early liquidation in this circumstance would involve returning to shareholders the then-current NAV for their shares rather than the Protected High Watermark Value, the Board would consider the relationship between the two amounts in making its determination.

PGF may determine to liquidate a Fund if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  However, PGF may not liquidate a Fund for this reason without honoring its obligations to protect the High Watermark Value.

Risk of Default of PGF and Prudential Financial.  It is possible that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. The Master Agreement is solely the obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations under the Master Agreement. In this event, the Fund’s Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board may not be able to locate a replacement counterparty and is under no obligation to do so. In these circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person is obligated to make up any shortfall in the event PGF and Prudential Financial default on their obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date. The Master Agreement is an obligation that runs solely to the Funds, not to the Funds’ shareholders, and shareholders would not be expected to have any recourse against PGF or Prudential Financial under the Master Agreement. The audited financial statements of PGF and Prudential Financial are available free of charge upon request by calling the Trust at (800) 858-8850.

U.S. Government Securities.  Each Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance.  Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.  These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government.  All of the foregoing are referred to collectively as “U.S. government securities.”  Securities issued or guaranteed by agencies or instrumentalities are supported by:  (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer.  No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other

3

than as set forth, since it is not obligated to do so by law.  In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Holdings of securities issued by U.S. government-sponsored agencies and instrumentalities must be rated AAA by Standard & Poor’s Rating Service (“S&P”) and Aaa by Moody’s Investors Service (“Moody’s”) at the time of purchase and may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer.  Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations in the event of an Early Closure Condition, as discussed in the Prospectus.  The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s NAVs will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury.  The Funds may invest in zero-coupon securities issued by the U.S. Treasury.  Zero-coupon U.S. government securities are:  (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.  Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond.  Since there are no periodic interest payments to reinvest, there is no reinvestment risk.  The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold.  Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds.  The Funds might also sell securities to maintain

4

liquidity.  In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Initially the Funds will hold a fixed income portfolio consisting primarily of zero-coupon and coupon-bearing government securities maturing within one year of the Funds’ respective Protected Maturity Dates, but no later than 5 days prior to the Funds’ Protected Maturity Dates, and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.  The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

Zero-Coupon Bonds Issued by GNMA, FNMA and FHLMC.  In addition, the Funds may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Association (“FHLMC”), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody’s at the time of purchase.

Coupon Bearing U.S. Government Securities.  Each Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS.  In addition to the U.S. government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.  The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).  Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Money Market Instruments.  The following is a brief description of the types of U.S. dollar denominated money market securities in which the Funds can invest.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix.  They may have fixed, variable or floating interest rates, but a Fund will not invest in any instrument that will mature after its Protected Maturity Date.  The Funds may invest in the following money market instruments:

U.S. Government Securities.  These include obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, described above.

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Bank Obligations.  The Fund can buy time deposits, certificates of deposit and bankers’ acceptances.  They must be obligations issued or guaranteed by a domestic bank  (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion.  “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Commercial  Paper.  The Funds can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations.  If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation.  A Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.  This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

Borrowing.  As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  While the Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market.  Borrowing by a Fund will involve special risk considerations.  Although the principal of a Fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Repurchase Agreements.  Each Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks

6

and securities dealers whose financial condition is monitored by the Adviser.  In these agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price.  The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days.  The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security.  Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest.  However, a Fund may collateralize the amount of the transaction at 100% if the collateral is cash.  The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral.  If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.  A Fund will not invest in repurchase agreements maturing in more than seven days.

When-Issued and Delayed-Delivery Securities.  Each Fund may purchase or sell securities on a “when-issued” or “delayed-delivery” basis.  “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.  While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund.  When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction.  Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price.  A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made.  A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction.  Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous.  If a Fund chooses:  (i) to dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage.  A Fund enters into such transactions

7

only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date.  In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements, each Fund may lend securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities.  In lending its securities, a Fund receives income while retaining the securities’ potential for capital appreciation.  The advantage of these loans is that a Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of securities will only be made to firms deemed by the Adviser to be creditworthy.  On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund.  Each Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Interfund Borrowing and Lending Program.  The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by AIG SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend

8

overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Special Risk Factors.  In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest.  A Fund’s investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

Futures Contracts.  The Funds may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME).  The Funds use S&P 500 Index futures contracts to generate equity market exposures.  By buying and rolling these contracts and holding them together with high grade fixed income securities, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.  By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.  The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Funds can amplify a gain, it can also amplify a loss.  This loss can be substantially more money than the initial margin posted by the Funds pursuant to the contracts.  In addition, although the Funds intend to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”).  The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name.  As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.  All futures transactions

9

are effected through a clearinghouse associated with the exchange on which the futures are traded.

Position limits also apply to futures.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.  Due to requirements under the 1940 Act, when a Fund purchases a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association on behalf of each Fund, each Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and is not subject to registration or regulation as such under the CEA.  Pursuant to the same rule adopted by the CFTC, there are no limitations on the amount of futures trading in which each Fund can engage.

Put and Call Options on Securities Indices.  Each Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange (“CBOE”) and the CME, as well as put and call options on S&P 500 Index futures listed on the CBOE and the CME.  Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities.  When a Fund buys a call on a securities index, it pays a premium.  During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call.  That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference.  When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put.  That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.  If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses

10

from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract.  For example, where a decrease in the value of the Fund’s portfolio is anticipated as a result of a projected market-wide decline, a Fund could, in lieu of selling a futures contract, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option.  If the market decline does not occur, the Fund will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on futures, rather than purchasing the underlying futures contract.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.  However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Other Derivatives Strategies.  In the future, each Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with a Fund’s investment objective, legally permissible and adequately disclosed.

Short Sales.  Each Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME.  A short sale is the sale of an investment that a Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund.  In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor.  The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender.  The price at such time may be more or less than the price at which the investment was sold by the Fund.  Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  To borrow the investment, the Fund also may be required to pay a premium, which would increase the cost of the investment sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed investment, the Fund will either (A) segregate and maintain daily, cash or liquid investments, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the investment sold short,  or (B) hold an offsetting long position in the same security equal to the amount of the investment sold short.  A Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. A Fund will realize a gain if the investment declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in an investment.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.  In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security

11

or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

A Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.  Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, no Fund may:

1.                                       issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                       concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                       buy or sell commodities or commodity contracts (except financial futures and Options on financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

4.                                       act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

5.                                       purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the

12

Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

6.                                       make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote.  Each Fund may not:

1.                                       purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

2.                                       make investments for the purpose of exercising control or management;

3.                                       invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States.  Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

4.                                       invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex.  Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.”  Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

13

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
Jeffery S. Burum DOB: February 27, 1963	Trustee	2004 to Present	Founder and CEO of Southern California Development Corp./National Housing Development Corp. (1992 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to Present).	39	None
Dr. Judith L. Craven DOB: October 6, 1945	Trustee	2004 to Present	Retired	87	Director, Belo Corp. (1992 to Present); Director, Sysco Corporation (1996 to Present).
William F. Devin DOB: December 30, 1938	Trustee	2004 to Present	Retired	88	Member of the Board of Governors, Boston Exchange (1985-Present).
Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	2004 to Present	Attorney, solo practitioner	49	Director, North European Oil Royalty Trust.
Stephen J. Gutman DOB: May 10, 1943	Trustee	2004 to Present	Senior Associate, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing and other activities) (1988 to Present)	49	None
William J. Shea DOB: February 9, 1948	Trustee	2004 to Present	Managing Partner, DLB Capital LLC (Private Equity) (2006 to Present); President and CEO, Conseco,	51	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2005 to Present); Director,

14

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
			Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001).		Boston Private Financial Holdings (2004 to Present).
INTERESTED TRUSTEE
Peter A. Harbeck(4) DOB: January 23, 1954	Trustee	2004 to Present	President, CEO and Director, AIG SunAmerica (1995 to Present); Director, AIG SACS (1993 to Present); President and CEO, AIG Advisor Group, Inc. (2004 to Present).	96	None
OFFICERS
John T. Genoy* DOB: November 8, 1968	Senior Vice President, Chief Financial Officer, Chief Operating Officer	December 2007 to Present	Chief Financial Officer, AIG SunAmerica (2002 to Present); Senior Vice President AIG SunAmerica (2003 to Present); Chief Operating Officer (2006 to Present).	N/A	N/A
Donna M. Handel DOB: June 25, 1966	Treasurer	2004 to Present	Senior Vice President, AIG SunAmerica (2004 to Present); Vice President, AIG SunAmerica (1997 to 2004).	N/A	N/A
James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, AIG SACS (July 2006 to Present); Senior Vice President, AIG SACS (March 2002 to July 2006); Vice President, AIG SunAmerica (1995 to March 2002)	N/A	N/A

*  On December 10, 2007, John T. Genoy was elected President and Chief Executive Officer of the Trust.

15

Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present

Senior Vice President and General Counsel, AIG SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management (2002 to 2004); Counsel, Credit Suisse Asset Management (2000 to 2002).

				N/A	N/A
Cynthia Gibbons DOB: December 6, 1967	Vice President and Chief Compliance Officer	2004 to Present	Vice President, AIG SunAmerica (2002 to Present); Securities Compliance Manager, American General Investment Management (2000 to 2002).	N/A	N/A
Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2004 to Present	Vice President, AIG SunAmerica (2001 to Present); Vice President, American General Investment Management (1999 to 2001).	N/A	N/A
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2004 to Present

Vice President and Deputy General Counsel, AIG SunAmerica (2001 to Present); Vice President and Secretary, VALIC Co. I and VALIC Co. II (2000 to Present); Associate General Counsel, American General Investment Management (1997 to 2001).

				N/A	N/A
Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	CCO, AIG SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to	N/A	N/A

16

2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).

(1)   Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed on pages 21-22.

(2)   The “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliate of the AIG SunAmerica.  The “fund complex” includes the Trust (3 funds), the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (“SAIF”) (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), SunAmerica Focused Series, Inc. (“Focused”) (18 portfolios), Anchor Series Trust (“AST”) (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”)  (1 fund), VALIC Co. I (32 portfolios) and VALIC Co. II (15 portfolios), SunAmerica Series Trust (35 portfolios), Season Series Trust (24 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 portfolios).

(3)   Directorships of Companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)   Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SACS.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by AIG SunAmerica and distributed by AIG SACS and other affiliates of AIG SunAmerica.

The Board of Trustees has established four committees:  Audit Committee, Nominating and Compensation Committee, Ethics Committee and Governance Committee.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for AIG SunAmerica and certain control persons of AIG SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of the Audit Committee are Mr. Eisenstat, Dr. Craven, Mr. Devin, Mr. Burum, Mr. Gutman and Mr. Shea, who serves as the Chairman.  Each member of the Audit Committee receives $2,500 per meeting for serving on the Audit Committee of the SAMF*, AST and the SASFR.  Mr. Shea receives a $5,000 retainer for serving as the Chairman of the Audit Committee for the SAMF, SASFR and AST.  The Audit Committee met four times during the fiscal year ending October 31, 2007.

In addition, two Disinterested Trustees also serve on the Nominating and Compensation Committee (“Nominating Committee”).  The Nominating Committee recommends to the

* The AIG SunAmerica Mutual Funds (“SAMF”) consist of the Trust, SAEF, SAIF, Focused and SAMMF.

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Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings.  The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees.  The members of the Nominating Committee are William F. Devin and Stephen J. Gutman, who serves as the Chairman.  Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee.  Each member of the Nominating Committee receives $500 per meeting ($250 per telephonic meeting).  The Chairman receives $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Nominating Committee.  There were three meetings of the Nominating and Compensation Committee during the fiscal year ending October 31, 2007.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation.  The Ethics Committee will inform the Board of Trustees of violations or waivers to the Funds’ Code of Ethics, as appropriate.  The members of the Ethics Committee are Jeffrey S. Burum and Dr. Judith Craven, who serves as the Chairman.  Each member of the Ethics Committee receives a total of $1,000 in annual compensation for serving on the Ethics Committee.  Each member of the Ethics Committee receives $500 per meeting ($250 per telephonic meeting).  The Chairman receives $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation based on the relative net assets of the Trust for serving as Chairman of the Ethics Committee.  The Ethics Committee met one time during the fiscal year ending October 31, 2007.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board.  Members of the Governance Committee receive $1,000 in annual compensation for serving on the Governance Committee.  The members of the Governance Committee are Jeffrey S. Burum, Stephen J. Gutman and William F. Devin, who serves as Chairman.  Each member of the Governance Committee receives $500 per meeting ($250 per telephonic meeting).  The Chairman receives $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation based on the relative net assets of the Funds, for serving as Chairman of the Governance Committee.  The Governance Committee met one time during the fiscal year ending on October 31, 2007.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2007.

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DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†
Jeffery S. Burum	2010 High Watermark Fund: Over $100,000	Over $100,000
Dr. Judith K. Craven	None	None
William F. Devin	None	Over $100,000
Samuel M. Eisenstat	None	$ 10,001-$50,000
Stephen J. Gutman	None	$ 1-$10,000
William J. Shea	None	None

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Trust(3)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Peter A. Harbeck	None	Over $100,000

The Trust pays each Disinterested Trustee annual compensation, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees.  Specifically, each Disinterested Trustee receives from the Trust a pro rata portion (based upon the Trust’s net assets) of the $49,500 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($74,250 in annual compensation for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as Trustee to AST ($30,000 in annual compensation for the Chairman of the Board).   Each Disinterested Trustee receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund for serving as a Trustee to  FGF and FGI   Also, each Disinterested Trustee of SASFR receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board).  Each Disinterested Trustee of SAMF receives an additional $5,000 per quarterly meeting attended ($7,500 for the Chairman). Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.

The Trustees have adopted the AIG SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended December 6, 2006, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting AIG

*              Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

†              Includes the SunAmerica Mutual Funds (37 Funds), FGF (1 Fund); FGI (1 Fund), Anchor Series Trust (9Funds) and SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 Fund), SAST (35 Funds) and Seasons (24 Funds).

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SunAmerica mutual funds (the “Adopting Funds”)(5) or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an “Eligible Director”).  Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs.  In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.  An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2007.  Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

COMPENSATION TABLE

TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES*	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT**	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS/ TRUSTEES*
Judith L. Craven***	$3,774	$139,591	$201,722	$216,968
William F. Devin***	$3,885	$150,707	$166,172	$248,961
Samuel M. Eisenstat	$5,167	$53,691	$167,247	$195,050
Stephen J. Gutman	$3,684	$52,325	$204,702	$138,567
Jeffrey S. Burum***	$3,860	$0	$238,608	$106,833
William J. Shea	$3,758	$0	$135,331	$140,867

*      Information is as of October 31, 2007 for the investment companies in the complex that pay fees to these Trustees. The complex consists of SAMF, FGF, FGI, SAFS, AST, SASFR, VC I and VC II.

**   Assumes the Participant elects to receive benefits in 15 yearly  installments for SAMF and AST Retirement Plans and 10 yearly installments  for VC I and VC II Retirement Plans.

*** Mr. Devin and Dr. Craven were elected to the Board effective as of November 16 2001.  Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST.

* The SAMF, AST and SASFR have adopted the Retirement Plan.

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As of the date of this Statement of Additional Information, the Trustees and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series’ total outstanding shares.

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of January 31, 2008:

Fund Name and Class	Holder and Address	% owned of Record
SunAmerica 2010 High Watermark I	Valic Separate Account A 2929 Allen Parkway #6-20 Houston, TX 77019-2118	98.75%
SunAmerica 2015 High Watermark I	Valic Separate Account A 2929 Allen Parkway #6-20 Houston, TX 77019-2118	99.95%
SunAmerica 2020 High Watermark I	Valic Separate Account A 2929 Allen Parkway #6-20 Houston, TX 77019-2118	99.37%

MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
DISTRIBUTOR AND SERVICING AGENT

AIG SunAmerica Asset Management Corp.

AIG SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311, and acts as investment adviser to the Funds pursuant to the Investment Advisory and Management Agreement dated June 3, 2004 (the “Advisory Agreement”) with the Trust, on behalf of each Fund.  The Advisory Agreement was most recently approved by the Board of Trustees on August 27, 2007 to continue in effect until August 31, 2008.  AIG SunAmerica is an indirect wholly owned subsidiary of AIG Retirement Services Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2007, AIG SunAmerica managed, advised and/or administered assets in excess of $55.6 billion.

AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.  AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

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Under the Advisory Agreement, AIG SunAmerica provides various administrative services and supervises the business affairs of each Fund, subject to general review by the Trustees.  AIG SunAmerica has delegated portfolio management to the Adviser.

AIG SunAmerica has retained the Adviser to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004, as amended (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustees on August 27, 2007 to continue in effect until August 31, 2008.  Retention of the Adviser in no way reduces the responsibilities or obligations of AIG SunAmerica under the Advisory Agreement and AIG SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of AIG SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or cause to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, each Fund will pay AIG SunAmerica a management fee at the annual fee of 0.65% of average daily net assets.  If a Fund’s portfolio becomes solely invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period.

ADVISORY FEES

The following table sets forth the total advisory fees incurred by each Fund pursuant to the Advisory Agreement for the fiscal years ended October 31, 2007, 2006 and 2005.

FUND	2007	2006	2005
2010 High Watermark Fund	$1,707,601	$1,955,618	$1,498,411
2015 High Watermark Fund	$1,095,800	$898,229	$397,937
2020 High Watermark Fund	$425,641	$327,850	$140,347

* Without giving effect to fee waivers.

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Pursuant to an Expense Limitation Agreement, AIG SunAmerica is contractually obligated to waive its fees and/or reimburse expense to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund Name	Class I
2010 High Watermark Fund	1.18%
2015 High Watermark Fund	1.18%
2020 High Watermark Fund	1.18%

AIG SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.  Further, any waivers or reimbursements made by AIG SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing expense limitations.  The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements.  At such time as it appears probable that a Fund is able to effect such reimbursement and that AIG SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

Expense Reimbursements

The following table sets forth the expense reimbursements made to the Funds by AIG SunAmerica for the fiscal years ended October 31, 2007, 2006 and 2005.  AIG SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.

Class I

Fund	2007	2006	2005
2010 High Watermark Fund	$108,834	$126,166	$41,554
2015 High Watermark Fund	$107,819	$103,544	$32,146
2020 High Watermark Fund	$58,569	$56,146	$17,981

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Adviser

The Funds are subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Funds.  The Adviser was retained by AIG SunAmerica to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement.  The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser to the Funds, the Adviser shall receive forty-three percent (43%) of the net management fee. The term “net management fee” means the gross management fee less any fund waivers and/or reimbursement made by AIG SunAmerica.  The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level.  Effective as of September 1, 2006 until October 31, 2007, the Adviser agrees to pay the Subadviser a minimum annual fee (“Minimum Fee”) equal to the percentage of each Fund’s average daily net assets, accrued daily and payable monthly as set forth below.

Fund	Minimum Fee
2010 High Watermark Fund	0.26%
2015 High Watermark Fund	0.25%
2020 High Watermark Fund	0.20%

The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of AIG SunAmerica and the Adviser, and subject to approval by the Board of Trustees, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.  The continuation of the Minimum Fee was most recently approved at the August 27, 2007 board meeting to continue in effect until October 31, 2008.

Subadvisory Fees

The following table sets forth the total subadvisory fees incurred by each Fund pursuant to the Subadvisory Agreement for the fiscal years ended October 31, 2007, 2006 and 2005.*

FUND	2007	2006	2005
2010 High Watermark Fund	$687,956	$714,284	$582,419
2015 High Watermark Fund	$421,462	$266,569	$121,379
2020 High Watermark Fund	$130,967	$85,328	$32,388

*

Prior to September 1, 2006, the Subadvisory Agreement provided that for a period not to exceed two years from inception of the Trust, if the cumulative monthly subadvisory fees less than .15% of the Trust assets, the Subadviser would receive a monthly draw of .15% on composite net assets within the Trust.

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INFORMATION ABOUT THE PORTFOLIO MANAGERS

Information about Trajectory Asset Management LLC’s Portfolio Managers

The Adviser’s team of portfolio managers led by Juan M. Ocampo are primarily responsible for the daily management of the Funds’ portfolios.  The other members of the Adviser’s team are Kim H. Erle and Marita Ben Ari.   Two of the Funds’ portfolio managers, Juan Ocampo and Kim Erle, are the sole indirect members of the Adviser (the “Members”). The members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser’s overall profitability.

Marita Ben Ari’s compensation consists of a fixed salary and discretionary bonus and retirement plan contributions. The bonus and retirement plan contributions she may receive are not directly tied to the Funds’ performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2007: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”).   For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Portfolio	Number of Other Accounts Managed and Total Assets by Account			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Manager	RIC	OPI	OA	RIC	OPI	OA
Juan Ocampo	None	4 Accounts 23,500,000	1 Account 200,100,000	None	None	None
Kim Erle	None	4 Accounts 23,500,000	1 Account 200,100,000	None	None	None
Marita Ben Ari	None	4 Accounts 23,500,000	1 Account 200,100,000	None	None	None

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Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Managed by AIG SunAmerica
Juan Ocampo	2010 High Watermark Fund $10,001 – $50,000 2015 High Watermark Fund $50,001 - $100,000 2020 High Watermark Fund $10,001 - $50,000	Over $100,000
Marita Ben Ari	None	None
Kim Erle	2020 High Watermark Fund $10,001 - $50,000	$10,001 - $50,000

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts.   The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.  Notwithstanding, transactions, holdings and performance, among others, may vary among a Fund and such Other Client Accounts.

•                  Trade Allocations.  Conflicts may arise between a Fund and Other Client Accounts in the allocation of trades among a Fund and the Other Client Accounts, as the case may be.  For example, the Adviser and/or Portfolio Managers may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Managers may take “short” positions in Other Client Accounts with respect to securities held “long” within a Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest.  The Funds and the Adviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients).  Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

(1)         Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

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•                  Allocation of Portfolio Managers’ Time.  The portfolio managers’ management of the Funds and Other Client Accounts may result in the portfolio managers devoting a disproportionate amount of time and attention to the management of certain Funds and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees.  Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.  Although the Adviser does not track the time the portfolio managers spend on the Funds or a single Other Client Account, the Adviser does periodically assess whether the portfolio managers have adequate time and resources to effectively manage all of such portfolio managers’ accounts. In certain instances, portfolio managers may be employed by two or more employers.  Where the portfolio managers receive greater compensation, benefits or incentives from one employer over another, the portfolio manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•                  Personal Trading by Portfolio Managers.  The management of personal accounts by portfolio managers may give rise to potential conflicts of interest.  While generally, AIG SunAmerica’s and the Adviser’s Codes of Ethics will impose limits on the ability of the portfolio managers to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that AIG SunAmerica’s or the Adviser’s Codes of Ethics will eliminate such conflicts.

Personal Securities Trading

The Trust, AIG SunAmerica and the Distributor have adopted a written Code of Ethics (the “AIG SunAmerica Code”), pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds.  AIG SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the AIG SunAmerica Code by Access Persons of a Trust or AIG SunAmerica during the quarter.  The AIG SunAmerica Code is filed as exhibits to the Funds’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the AIG SunAmerica Code.  Further, Adviser reports to AIG SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, AIG SunAmerica reports to the Board of Trustees as to whether there were any violations of the AIG SunAmerica Code by Access Persons (as defined in the AIG SunAmerica Code) of the Trust or AIG SunAmerica.

The Distributor

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with AIG SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG SunAmerica, to act as the principal underwriter in connection with the

27

continuous offering of Class I shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers.

The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature.

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.  The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds.  In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor.  In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.  Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

The Distributor serves as distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class I shares of each Fund, has entered into a Service Agreement (the “Class I Service Agreement”) with the Distributor to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Service Agreement, as compensation for services rendered, the Distributor receives a fee from a Fund of just up to 0.25% of the daily net assets of the Fund’s Class I Shares.

Class I Service Fees

The following table sets forth the service fees the Distributor received from the Class I shares of the Funds under the Class I Service Agreement for the fiscal year ended October 31, 2007, 2006 and 2005.

	2007	2006	2005
FUND	Class I	Class I	Class I
2010 High Watermark Fund	$69,535	$65,384	$23,139
2015 High Watermark Fund	$66,496	$54,332	$15,370
2020 High Watermark Fund	$29,167	$21,635	$5,180

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The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which AIG SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), an affiliate of AIG SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services.  SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.

Pursuant to the Service Agreement, AIG SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class I shares subject to review and approval by the Trustees.  From this fee, AIG SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Trust’s policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the

29

Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.                                      Advisers.  The Adviser is continuously provided with the entire portfolio holdings for each Fund that it advises on a daily basis.

2.                                      Ernst & Young LLP (“E&Y”).  E&Y is provided with entire portfolio holdings information during periods in which it performs its audits of the Funds’ financial statements.  E&Y does not disclose to third parties information regarding the Funds’ holdings.

3.                                      State Street.  State Street as custodian to the Funds, has daily access to the entire holdings of each Fund.  State Street does not disclose or release information regarding the Funds’ holdings except as nstructed by the Fund.

4.                                      Lipper, Inc. (“Lipper”).  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.                                      Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though

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certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Funds are available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.                                      S&P.  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end.  S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group.  S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above.  This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.                                      Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                                      Thompson Financial.  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end.  This information is made available to subscribers of Thompson Financial’s various databases within a couple days of its receipt.

9.                                      Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

10.                                Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

11.                                Plexus Group (“Plexus”) and Elkins/McSherry.  State Street provides purchase and sale

31

information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare.  AIG SunAmerica’s contract with Plexus includes a confidentiality clause.

12.                                Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end.  Diligent services the website of the retail funds advised by AIG SunAmerica.  Diligent also hosts the Board’s online meeting materials.

13.                                Marketing Firms.  Our Marketing Group provides portfolio holding information to the following marketing firms, PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information.  Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.                                Prudential Global Funding, Inc. (“PGF”) – (AIG Series Trust only).  Fund Accounting provides PGF, a subsidiary of Prudential Financial, Inc., with entire portfolio holdings of the funds on a daily basis.

15.                                The Vanguard Group, Inc. (“Vanguard”).  Vanguard is the administrator of AIG SunAmerica’s 401K Plan.  The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds.  The information is used for Fund Fact Sheets distributed to participants of the Plan.  Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of AIG SunAmerica.  AIG SunAmerica’s agreement with Vanguard includes confidentiality disclosure.

16.                                Institutional Shareholder Services (“ISS”).  ISS downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Funds and is not publicly disclosed.  AIG SunAmerica’s contract with ISS includes confidentiality disclosure.

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FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of AIG SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Adviser may, however, select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust.  No specific value can be determined for research services furnished without cost to the Adviser by a broker.  The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis.  Therefore, it may tend to benefit a Fund by improving the quality of the Adviser’s investment advice.  The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser.  The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

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For the fiscal years ended October 31, 2007, 2006 and 2005, the Funds paid the following brokerage commissions amounts.

2007 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2010 High Watermark	$39,259	$—	0%	0%
2015 High Watermark	$40,716	$—	0%	0%
2020 High Watermark	$3,913	$—	0%	0%

2006 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2010 High Watermark	$57,055	$—	0%	0%
2015 High Watermark	$28,499	$—	0%	0%
2020 High Watermark	$967	$—	0%	0%

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2005 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2010 High Watermark	$34,084	$—	0%	0%
2015 High Watermark	$9,335	$—	0%	0%
2020 High Watermark	—	$—	0%	0%

The following table sets forth each Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2007.

Fund	Broker Dealer	Amount ($) (000’s)	Debt/Equity
2010 High Watermark Fund	State Street Bank & Trust Co.	$141	Debt
2015 High Watermark Fund	State Street Bank & Trust Co.	$133	Debt
2020 High Watermark Fund	State Street Bank & Trust Co.	$119	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous

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investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Class I shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Funds, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other AIG SunAmerica Mutual Fund distributed by the Distributor that offer such class, at the respective net asset value per share, except SunAmerica Senior Floating Rate Fund, Inc. (where shareholders may only exchange Class A shares and Class C shares).

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund.  Under this program, another fund’s shares can be exchanged for shares of a High Watermark Fund, but shares of a

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High Watermark Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

An investor who exchanges out of one Fund and into another Fund does not “import” the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Fund’s High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund’s Protected High Watermark Value if the shares are held to the second Fund’s Protected Maturity Date.

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of AIG SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time).  Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt

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securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.  Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees.  The value of any shares of open-end funds held by a Fund will be calculated using the NAV of such fund.  The Prospectuses for any such open-end fund should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade.  Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.  Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available, or whose value may have been significantly impacted by a development/significant event, are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees.

The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income are paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

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If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes

Each Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, each Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax-exempt interest income, for the taxable year.  Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4%excise tax.  To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a

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date in such month but actually paid by each Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible:  (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Dividends paid by each Fund from its ordinary income and distributions of each Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.  Certain holding period requirements must also be met by each Fund and corporate shareholder.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that a Fund designates as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum long-term capital gains rate for individuals is generally 15% at present (and is scheduled to increase to 20% after 2010).  The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income (currently at a maximum rate of 35%).  If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund

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on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Special rules currently apply to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax exempt corporations.  Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each

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shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investments conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributes as “excess inclusion income.”  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As discussed above, a portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum U.S. federal tax rate of 15%.  A distribution is treated as qualified dividend income to the extent that a Fund receives divided income from taxable domestic corporations, provided that holding period and other requirements are met.  To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The timing and character of payments made pursuant to the Master Agreement is not free from doubt.  In addition, interpretative guidance and/or changes in law could affect the timing and character of payments made pursuant to the Master Agreement.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the

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shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15% if such shares were held for more than one year).  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge.  In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale

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has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive.  As a result of entering into swap contracts, a Fund may make or receive periodic net payments.   A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell.  Such options and contracts are classified as Section 1256 contracts under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”).

Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of each Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of

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securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

A Fund may be required to backup withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

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In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001.  The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

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Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Savings Accounts

Coverdell Educational Savings Accounts were introduced by the Taxpayer Relief Act of 1997.  Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.  Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

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DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Four series of shares of the Trust have been authorized pursuant to the Declaration of Trust, three of which are currently offered to shareholders through this Statement of Additional Information:  2010 High Watermark Fund, 2015 High Watermark Fund, and 2020 High Watermark Fund.  Each Fund has a class designated as Class I.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that Fund in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

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ADDITIONAL INFORMATION

Computation of Offering Price per Share

There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Fund, based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2007.

2010 High Watermark Fund
Net Assets	$27,383,256
Number of Shares Outstanding	2,556,927
Net Asset Value Per Share (net assets divided by number of shares)	10.71
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	—
Offering Price	10.71

2015 High Watermark Fund
Net Assets	$27,845,022
Number of Shares Outstanding	2,367,021
Net Asset Value Per Share (net assets divided by number of shares)	11.76
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	—
Offering Price	11.76

2020 High Watermark Fund
Net Assets	$13,134,694
Number of Shares Outstanding	1,090,039
Net Asset Value Per Share (net assets divided by number of shares)	12.05
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	—
Offering Price	12.05

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                  Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

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Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP, served as the Funds’ independent registered public accounting firm and in that capacity examined the annual financial statements of the Trust for the financial statement periods set forth in the “Financial Highlights” tables in the Prospectuses.

Legal Counsel

The firm of Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Funds’ audited financial statements are incorporated in this SAI by reference to its 2007 Annual Report to Shareholders.  You may request a copy by calling (800) 858-8850.

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APPENDIX

BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Applicable Moody’s Corporate Bond Ratings

Aaa

Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Note:  Moody’s may apply numerical modifiers 1, 2 and 3 to issues rated Aa to denote relative strength within such classification.  The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa rating category.

Description of Applicable Moody’s Note Ratings

MIG 1

Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2	Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Applicable Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months.  Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.  Moody’s makes no representation that such obligations are exempt from registration under the Securities

Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.  P-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries
•	High rates of return on funds employed
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities.  In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.  Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.  You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent Trust and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Applicable S&P’s Rating Services, a Division of The McGraw-Hill Companies, Inc.  (“S&P”) Bond Ratings

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations:  (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

Plus (+) or minus (-): The rating of “AA” may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings:

P

The letter “p” indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.  The investor should exercise judgment with respect to such likelihood and risk.

L

The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp.  or the Federal Deposit Insurance Corp.  and interest is adequately collateralized.

*	Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate issues.  The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Applicable Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated “AAA” or “AA” (commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment.  In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Applicable S&P Note Ratings

SP-1	The designation “SP-1” indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics.

SP-2	An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Description of Applicable S&P Commercial Paper Ratings.

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days.

A

Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1

This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security.  The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.